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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date or earliest event reported): December 19, 1997

                            DEL MONTE FOODS COMPANY
                          ---------------------------
             (Exact name of registrant as specified in its charter)

        Maryland                    33-36374-01               13-3542950
-----------------------------    --------------------    --------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation               File Number)       Identification Number)

                One Market, San Francisco, CA              94105
          ------------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)

                                 (415) 247-3000
                        -------------------------------
                        (Registrant's telephone number,
                              including area code)
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Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         As previously reported in a Quarterly Report of Del Monte Foods
         Company (the "Company") on Form 10-Q filed November 14, 1997 for the period ended September 30, 1997, the Company and Del Monte Corporation, its wholly owned subsidiary, entered into an Asset Purchase Agreement dated as of November 12, 1997 (the "Agreement") with Nestle USA, Inc. ("Nestle") and its subsidiary Contadina Services, Inc., providing, among other things, for the Company's purchase of certain of Contadina's assets comprising the Contadina processed tomato businesses (the "Acquisition").

         The closing and effective date of the Acquisition was December 19, 1997. The initial purchase price of approximately $197 million was funded by (i) Del Monte Corporation's senior credit facility, as amended and restated as of December 17, 1997 to permit the Acquisition and increase the amount available for borrowing under the credit facility, among Del Monte Corporation, Bank of America National Trust and Savings Association, as Administrative Agent, Bankers Trust Company, as Documentation Agent, and other financial institutions parties thereto; (ii) proceeds from an issuance of 12 1/2% Senior Discount Notes due 2007 under an indenture, dated as of December 17, 1997 between the Company and Marine Midland Bank, as Trustee, (the "Indenture"); and (iii) an equity contribution from the Company's majority shareholder. The Acquisition purchase price was determined in arm's-length negotiations between the parties and was based on its valuation of the assets to be acquired and the associated contractual commitments. This description of the Acquisition is subject to, and is qualified in its entirety by reference to, the provisions of the Agreement, which is filed as an Exhibit to the Current Report on Form 8-K.

         FOWARD-LOOKING STATEMENTS

         STATEMENTS MADE HEREIN THAT ARE FORWARD-LOOKING IN NATURE ARE INTENDED TO BE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS DESCRIBED HEREIN ARE REASONABLE, THE ACTUAL RESULTS MAY DIFFER MATERIALLY FROM ANY OR ALL ANTICIPATED RESULTS DUE TO FINANCIAL AND OTHER ECONOMIC CONDITIONS AND OTHER RISKS, UNCERTAINTIES AND CIRCUMSTANCES PARTLY OR TOTALLY OUTSIDE THE CONTROL OF THE COMPANY, INCLUDING THOSE ATTRIBUTABLE TO THE CONDITIONS AND TERMS SET FORTH IN THE AGREEMENT, SUCH AS A CONSEQUENCE OF THE DUE DILIGENCE BEING PERFORMED. WORDS SUCH AS "ANTICIPATED," "EXPECT," "ESTIMATE," "PROJECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS.


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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a) Financial Statements shall be filed by the Company by amendment to this Current Report on Form 8-K as soon as practicable, but not later than March 4, 1998.

         (b) Pro forma financial information shall be filed by the Company by amendment to this Current Report on Form 8-K as soon as practicable, but not later than March 4, 1998.

         (c)   Exhibits.
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         10.1  Asset Purchase Agreement dated as of November 12, 1997, by and between the Company, Del Monte Corporation, Contadina Services, Inc. and Nestle. (Exhibits and schedules have been omitted but a copy will be furnished to the Commission upon request)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: January 5, 1998.

                                   DEL MONTE FOODS COMPANY
                                   (Registrant)


                                   By          /s/ DAVID L. MEYERS
                                   ---------------------------------------------
                                                   David L. Meyers
                                       Executive Vice President, Administration
                                             and Chief Financial Officer


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